QUARTERLY UNAUDUTED RESULTS (Tables)	12 Months Ended
Jul. 31, 2017
Condensed Income Statement [Table Text Block]
	2017				2016
	(in thousands, except per share information)
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Net revenue	$87	$966	$3,277	$5,191	$66	$3	$8,940	$1,831
Gross profit	$15	$132	$512	$319	$5	$1	$983	$208
Net income (loss)	$(651)	$(321)	$(109)	$(3,483)	$(212)	$(226)	$279	$(449)
Net income (loss) per share, basic and diluted	$(0.00)	$(0.00)	$(0.00)	$(0.01)	$(0.00)	$(0.00)	$0.00	$(0.00)